UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2026

ADC Therapeutics SA
(Exact Name of Registrant as Specified in Its Charter)

Switzerland	001-39071	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Biopôle Route de la Corniche 3B 1066 Epalinges Switzerland (Address of Principal Executive Offices) (Zip Code)	+41 21 653 02 00 (Registrant’s Telephone Number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, par value CHF 0.08 per share	ADCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 C.F.R. § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 C.F.R. § 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement

On October 7, 2026, ADC Therapeutics SA (the “Company”) entered into securities purchase agreements for the sale of its equity securities to certain institutional investors in a $86.6 million (assuming the cash exercise of the pre-funded warrants) private placement (the “Private Placement”). In the private placement, the Company will sell 12,911,347 common shares at $1.4200 per share and pre-funded warrants to purchase 48,088,653 common shares at $1.32400 per pre-funded warrant, which is the price per common share in the private placement minus the exercise price per pre-funded warrant. The private placement is expected to close on October 22, 2026, subject to customary closing conditions.

The purchase agreements provide certain registration rights, pursuant to which the Company has agreed to file a registration statement within 30 business days to register the resale of the common shares sold in the private placement and the common shares issuable upon exercise of the pre-funded warrants sold in the private placement.

The private placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(a)(2) of the Securities Act in that the private placement is between an issuer and sophisticated investors not involving any public offering. The Company is relying on this exemption from registration based in part on representations made in the purchase agreements for the private placement, a form of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

The pre-funded warrants are exercisable at any time after their original issuance until the tenth anniversary of their original issuance. At any time during the last 90 days of the term, the holder may exchange the pre-funded warrant for, and the Company will issue, a new pre-funded warrant for the number of common shares then remaining under the pre-funded warrant. The pre-funded warrants will be exercisable, at the option of each holder, in whole or in part (but not for less than a common share) by delivering to the Company a duly executed exercise notice and by payment of the aggregate exercise price; provided that any exercise of the pre-funded warrants must be for at least 50,000 common shares (or, if less, the remaining common shares available for purchase under the pre-funded warrants). A holder will not be entitled to exercise any portion of any pre-funded warrants that, upon giving effect to such exercise, would cause the aggregate number of the Company’s common shares beneficially owned by the holder (together with its affiliates and certain attribution parties) to exceed 9.99% (or, 61 days after a written notice from such holder, any other percentage not in excess of 19.99%) of the number of the Company’s common shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the pre-funded warrants. The exercise price per common share purchasable upon the exercise of the pre-funded warrants is CHF 0.08 per share, subject to customary adjustments. In lieu of making cash payment of the aggregate exercise price, a holder may elect to exercise the pre-funded warrants on a cashless basis. However, if the Company, at the time of receipt of an exercise notice electing cashless exercise, (i) does not, or has reason to believe that the Company does not, have a sufficient amount of freely distributable equity to fund the nominal value of the number of common shares the Company would be required to deliver upon such cashless exercise, and (ii) (x) holds common shares representing more than 2% of its share capital registered in the commercial register at that time (the “Minimum Stock”) in treasury, then the Company will not be obligated to (but may) deliver more than such number of common shares to the holder as exceeds the Minimum Stock or (y) holds up to the Minimum Stock in treasury, then the Company will not be obligated to deliver any common shares to the holder. The exercise notice will be deemed to be null and void to the extent the holder receives fewer common shares than to which such exercise notice relates. In the event of (i) a sale, lease or other transfer of all or substantially all of the Company’s assets, (ii) a merger or consolidation involving the Company in which the Company is not the surviving entity or in which the Company’s outstanding share capital is converted into or exchanged for shares of capital stock or other securities or property of another entity, or (iii) any sale by holders of the Company’s outstanding voting equity securities in a single transaction or series of related transactions of shares constituting a majority of the Company’s outstanding combined voting power, and (x) if the consideration received by the Company’s shareholders consists solely of cash and/or marketable securities, then holders of the pre-funded warrants will be deemed to have exercised their pre-funded warrants (without regard to the exercise limitations described above) immediately prior to the closing date of such transaction or (y) if the consideration received by the Company’s shareholders does not consist solely of cash and/or marketable securities, then the Company will cause the successor or surviving entity to assume the pre-funded warrants. Subject to applicable laws, the pre-funded warrants may be offered for sale, sold, transferred or assigned without the Company’s consent. The pre-funded warrants are governed by the laws of Switzerland. The foregoing description of the pre-funded warrants does not purport to be complete and is qualified in its entirety by reference to the form of pre-funded warrant, which is attached to this Current Report on Form 8-K as Exhibit 10.2.

Amendment to Loan Agreement

On October 7, 2026, the Company, certain subsidiaries of the Company, the lenders party thereto and Blue Owl Opportunistic Lending Master Fund I, L.P., as administrative agent and collateral agent, entered into a second amendment (the “Loan Agreement Amendment”) to the Loan Agreement and Guaranty, dated August 15, 2022 (as amended from time to time, the “Loan Agreement”). The effectiveness of the Loan Agreement Amendment is conditioned on, among other things, the prepayment of $70.0 million principal amount of term loans under the Loan Agreement, plus accrued and unpaid interest with respect thereto and any related fees and premiums, inclusive of the Company’s scheduled September 30, 2026 amortization payment. Immediately after such prepayment, if made, the principal amount of outstanding term loans under the Loan Agreement will be $50.0 million. Upon effectiveness, the Loan Agreement Amendment eliminates subsequent scheduled principal amortization, with the remaining principal payable at maturity unless earlier accelerated; eliminates the minimum liquidity covenant; and sets the minimum trailing four-quarter U.S. ZYNLONTA sales covenant at $65.0 million for the quarter ending December 31, 2026 and each quarter thereafter. The foregoing description of the Loan Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.3.

In connection with the Loan Agreement Amendment, the Company entered into amendments to the warrants to purchase an aggregate of 527,295 common shares, which were issued on August 15, 2022 in connection with the Loan Agreement (the “Lender Warrants”). The amendments reduce the exercise price of the Lender Warrants from $8.30 per share to $1.00 per share (being the lesser of $1.00 per share and the price per common share in the Private Placement). The effectiveness of the amendments to the Lender Warrants is conditioned upon the effectiveness of the Loan Agreement Amendment. The foregoing description of the amendments to the Lender Warrants does not purport to be complete and is qualified in its entirety by reference to the form of amendment to the Lender Warrants, which is attached to this Current Report on Form 8-K as Exhibit 10.4.

Amendment to Royalty Purchase and Sale Agreement

On October 7, 2026, the Company entered into Amendment No. 2 (the “HCR Amendment”) to its Purchase and Sale Agreement, dated August 25, 2021(as amended from time to time, the “HCR Agreement”), with certain entities managed by Healthcare Royalty Management, LLC (collectively, “HCR”). To date, HCR has provided $300 million of funding to the Company. The HCR Amendment eliminates the payment otherwise required solely upon a change of control and permits the Company (or its successor in interest) to exercise its option to buy out the remaining royalty obligations without a change of control by paying HCR $525 million (if the buyout occurs on or prior to December 31, 2029) or $750 million (if the buyout occurs on or after January 1, 2030), less the amount of royalties previously paid to HCR. If this option is not exercised, the royalty obligations under the HCR Agreement will continue until the Royalty Cap (as defined in the HCR Agreement). In addition, the HCR Amendment reduces the aggregate outstanding principal amount of third-party indebtedness of the Company and its subsidiaries are permitted to incur to $50.0 million. An uncured breach of this debt limitation covenant entitles HCR to elect to receive the non-performance payment equaling 1.5 times the difference between the $300 million aggregate purchase price and royalty payments and other qualifying credited amounts actually received by HCR, subject to a cure period. The HCR Amendment also requires the Company, subject to shareholder approval and applicable legal and fiduciary duties limitations, to use its best efforts to become a Delaware corporation. In addition, the HCR Amendment amends the warrants to purchase 9,834,776 common shares, which were issued on February 18, 2026 in connection with a previous amendment to the HCR Agreement (the “HCR Warrants”), by reducing the exercise price of the HCR Warrants from $3.8130 per share to $0.10 per share; by adding a provision that prohibits the exercise of the HCR Warrants if, upon giving effect to such exercise, the aggregate number of the Company’s common shares beneficially owned by the holder (together with its affiliates and certain attribution parties) would exceed 4.99% (or, 61 days after a written notice from such holder, any other percentage not in excess of 9.99%) of the number of the Company’s common shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the HCR Amendment; and removing the contractual restrictions on transfers of the HCR Warrants and shares issuable upon exercise of the HCR Warrants before January 1, 2028. The effectiveness of the HCR Amendment is conditioned upon the completion of the Private Placement by October 31, 2026 and effectiveness of the Loan Agreement Amendment. The foregoing description of the HCR Amendment does not purport to be complete and is qualified in its entirety by reference to the HCR Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.5.

Item 2.02. Results of Operations and Financial Condition.

On October 8, 2026, the Company issued a press release that includes the preliminary net product revenues from sales of ZYNLONTA for the quarter ended September 30, 2026 and the preliminary cash and cash equivalents as of September 30, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The ZYNLONTA net product revenues and cash and cash equivalents figures are preliminary and unaudited and reflect the Company’s estimated financial results. In preparing this information, management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. The Company’s actual financial results for the quarter ended September 30, 2026 have not yet been finalized by management. The preliminary financial information is not a comprehensive statement of all financial results for the quarter ended September 30, 2026. Subsequent information or events may lead to material differences between the foregoing preliminary financial results and those reported in the Company’s subsequent SEC filings. Accordingly, investors should not place undue reliance on these preliminary financial results.

The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with regards to the Private Placement, the Lender Warrants and the HCR Warrants is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of securities purchase agreement
10.2	Form of pre-funded warrant
10.3	Amendment to Loan Agreement, dated October 7, 2026, by and among ADC Therapeutics SA, certain subsidiaries, the lenders party thereto and Blue Owl Opportunistic Lending Master Fund I, L.P., as administrative agent and collateral agent
10.4	Form of amendment to Lender Warrants
10.5	Amendment No. 2 to the Purchase and Sale Agreement, dated October 7, 2026, by and among ADC Therapeutics SA and certain entities managed by Healthcare Royalty Management, LLC
99.1	Press release dated October 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Therapeutics SA
Date: October 13, 2026
	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Chief Legal Officer